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                                                                    Exhibit (24)


                               POWER OF ATTORNEY

     The undersigned, being officers and trustees of Van Kampen Senior Floating Rate Fund a Massachusetts business trust (the "Trust"), do hereby, in the capacities shown below, individually appoint Weston B. Wetherell and Dennis J. McDonnell, of Oakbrook Terrace, Illinois, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for an on behalf of the undersigned, the Registration Statement (including any and all amendments thereto) filed by the Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 and covering the Trust's shares of beneficial interest.

    This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  February 12, 1999

          Signature                           Title
          ---------                           -----

/s/Dennis J. McDonnell
----------------------------                  Chairman, President and Trustee
Dennis J. McDonnell


/s/David C. Arch

----------------------------                  Trustee
David C. Arch

/s/Rod Dammeyer
----------------------------                  Trustee
Rod Dammeyer

/s/Steven Muller
----------------------------                  Trustee
Steven Muller


/s/Theodore A. Myers

----------------------------                  Trustee
Theodore A. Myers

/s/ Don G. Powell
----------------------------                  Trustee
Don G. Powell

/s/Hugo F. Sonnenschein
----------------------------                  Trustee
Hugo F. Sonnenschein

/s/ Howard J. Kerr
----------------------------                  Trustee
Howard J. Kerr

/s/Wayne W. Whalen
----------------------------                  Trustee
Wayne W. Whalen


/s/John L. Sullivan
----------------------------                  Vice President,
John L. Sullivan                              Chief Financial Officer and
                                              Treasurer